Supplemental Information 4th Quarter 2023 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 Better B (Worse) (W)	Full Year 23 vs 22 B(W)
Resident fee revenue	$636,974	$640,388	$650,248	$657,919	$2,585,529	$713,404	$710,161	$717,123	$716,582	$2,857,270	8.9%	10.5%
Other operating income	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073	(100.0)%	(88.7)%
Net income (loss)	$(100,032)	$(84,283)	$(28,374)	$(25,651)	$ (238,340)	$(44,563)	$ (4,526)	$(48,811)	$(91,170)	$ (189,070)	NM	20.7%
Net cash provided by (used in) operating activities	$(23,255)	$ 11,577	$ 63,521	$(48,562)	$ 3,281	$ 24,042	$ 63,824	$ 45,763	$ 29,294	$ 162,923	NM	NM
Adjusted EBITDA [(1)]	$ 37,176	$ 50,714	$106,851	$ 46,564	$ 241,305	$ 88,623	$ 81,372	$ 80,220	$ 85,323	$ 335,538	83.2%	39.1%
Adjusted Free Cash Flow	$(53,493)	$(48,463)	$ 4,129	$(103,558)	$ (201,385)	$(21,239)	$ (7,481)	$ 2,544	$(21,455)	$ (47,631)	79.3%	76.3%
RevPAR	$ 4,032	$ 4,071	$ 4,150	$ 4,199	$ 4,113	$ 4,551	$ 4,544	$ 4,596	$ 4,619	$ 4,577	10.0%	11.3%
Weighted average occupancy	73.4%	74.6%	76.4%	77.1%	75.4%	76.3%	76.5%	77.6%	78.4%	77.2%	130 bps	180 bps
RevPOR	$ 5,493	$ 5,459	$ 5,432	$ 5,446	$ 5,457	$ 5,963	$ 5,939	$ 5,919	$ 5,889	$ 5,927	8.1%	8.6%

As of December 31, 2023


Consolidated: 622
Owned 345
Leased 277
652 communities
Managed 30


Consolidated: 51,049
Owned 31,205
Leased 19,844
55,628 units
Managed 4,579

4Q 2023 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	85	14%
90% > 95%	82	13%
85% > 90%	81	13%
80% > 85%	66	10%
75% > 80%	85	14%
70% > 75%	67	11%
Less than 70%	156	25%
Total	622	100%

(1) Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income, including for the three months ended September 30, 2022, $61.1 million of grants from the Public Health and Social Services Emergency Fund ("Provider Relief Fund").

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Resident fee revenue	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$2,585,529	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$2,857,270	8.9%	10.5%
Management fee revenue	3,329	3,329	2,967	2,395	12,020	2,577	2,510	2,566	2,508	10,161	4.7%	(15.5)%
Other operating income	376	8,411	66,759	4,923	80,469	2,328	4,122	2,623	—	9,073	(100.0)%	(88.7)%
Facility operating expense	(512,764)	(513,664)	(525,510)	(531,667)	(2,083,605)	(530,807)	(531,118)	(537,411)	(530,464)	(2,129,800)	0.2%	(2.2)%
Combined Segment Operating Income	127,915	138,464	194,464	133,570	594,413	187,502	185,675	184,901	188,626	746,704	41.2%	25.6%
General and administrative expense (1)	(40,868)	(37,904)	(37,582)	(36,564)	(152,918)	(41,947)	(42,234)	(40,078)	(38,758)	(163,017)	(6.0)%	(6.6)%
Cash facility operating lease payments (see page 14)	(49,871)	(49,846)	(50,031)	(50,442)	(200,190)	(56,932)	(62,069)	(64,603)	(64,545)	(248,149)	(28.0)%	(24.0)%
Adjusted EBITDA (2)	**37,176**	**50,714**	**106,851**	**46,564**	**241,305**	**88,623**	**81,372**	**80,220**	**85,323**	**335,538**	**83.2%**	**39.1%**
Transaction and Organizational Restructuring Costs	(373)	(229)	(346)	(262)	(1,210)	(3,568)	(123)	(105)	(96)	(3,892)	63.4%	NM
Interest expense, net (see page 14)	(45,120)	(46,909)	(51,054)	(55,912)	(198,995)	(51,541)	(51,594)	(52,040)	(53,401)	(208,576)	4.5%	(4.8)%
Payment of financing lease obligations	(5,490)	(5,610)	(5,506)	(5,615)	(22,221)	(5,852)	(2,126)	(244)	(251)	(8,473)	95.5%	61.9%
Changes in working capital (3)	(272)	(552)	(2,581)	(51,578)	(54,983)	8,247	27,817	11,495	(16,756)	30,803	67.5%	NM
Non-Development Capital Expenditures, net (see page 13)	(39,326)	(45,686)	(43,819)	(39,335)	(168,166)	(62,912)	(64,815)	(47,248)	(41,536)	(216,511)	(5.6)%	(28.7)%
Property and casualty insurance proceeds	—	—	—	—	—	6,422	2,367	10,747	5,168	24,704	NM	NM
Other (4)	(88)	(191)	584	2,580	2,885	(658)	(379)	(281)	94	(1,224)	(96.4)%	NM
Adjusted Free Cash Flow (5)	**$ (53,493)**	**$ (48,463)**	**$ 4,129**	**$(103,558)**	**$(201,385)**	**$ (21,239)**	**$ (7,481)**	**$ 2,544**	**$ (21,455)**	**$ (47,631)**	**79.3%**	**76.3%**

Impacts of Changes in Lease Classification on Adjusted EBITDA

As a result of a lease amendment in the fourth quarter of 2022 with a prospective change in lease classification, for the full year of 2023:

- Cash facility operating lease payments: **include** $22 million of reclassified cash lease payments
- Adjusted EBITDA: **negatively** impacted by $22 million
- Adjusted Free Cash Flow: **no impact** from the change in lease classification

As a result of a lease amendment in the second quarter of 2023 with a prospective change in lease classification, for the full year of 2023:

- Cash facility operating lease payments: **include** $19 million of reclassified cash lease payments
- Adjusted EBITDA: **negatively** impacted by $19 million
- Adjusted Free Cash Flow: **no impact** from the change in lease classification

($ in millions)	2023 Impact 1Q	2Q	3Q	4Q	Full Year
Cash facility operating lease payments	$ (5)	$ (10)	$ (13)	$ (13)	$ (41)
Adjusted EBITDA	**(5)**	**(10)**	**(13)**	**(13)**	**(41)**
Interest expense, net	5	7	7	7	26
Payment of financing lease obligations	—	3	6	6	15
Adjusted Free Cash Flow	**$ —**	**$ —**	**$ —**	**$ —**	**$ —**

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(2) Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(4) Primarily consists of state income tax (provision) benefit and proceeds from business interruption insurance.
(5) In addition to government grants and credits received, the Company's Adjusted Free Cash Flow for 2022 includes the impacts of repayment of temporary liquidity relief pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2020 ("CARES Act"), primarily including $31.6 million paid during the fourth quarter of 2022 for deferred payroll taxes for the year ended December 31, 2020. As of December 31, 2022, the Company has no remaining obligations for the deferred payroll tax program.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

4Q 2023

($ in 000s)	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [2]
Resident fee revenue [1]	$ 716,582	$ 419,830	$ 296,752	$ —	$ —
Management fee revenue	2,508	—	—	—	2,508
Other operating income	—	—	—	—	—
Facility operating expense	(530,464)	(318,611)	(211,853)	—	—
Combined Segment Operating Income	188,626	101,219	84,899	—	2,508
General and administrative expense [3]	(38,758)	(21,131)	(14,936)	—	(2,691)
Cash facility operating lease payments	(64,545)	—	(63,235)	(1,310)	—
Adjusted EBITDA [4]	**85,323**	**80,088**	**6,728**	**(1,310)**	**(183)**
Transaction and Organizational Restructuring Costs	(96)	—	—	(96)	—
Interest expense, net	(53,401)	(53,788)	(4,734)	5,121	—
Payment of financing lease obligations	(251)	—	(55)	(196)	—
Changes in working capital [5]	(16,756)	—	—	(16,756)	—
Non-Development Capital Expenditures, net	(41,536)	(24,992)	(7,149)	(9,395)	—
Property and casualty insurance proceeds	5,168	—	—	5,168	—
Other	94	—	—	94	—
Adjusted Free Cash Flow	**$ (21,455)**	**$ 1,308**	**$ (5,210)**	**$ (17,370)**	**$ (183)**

Full Year 2023

($ in 000s)	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [2]
Resident fee revenue [1]	$ 2,857,270	$ 1,675,103	$ 1,182,167	$ —	$ —
Management fee revenue	10,161	—	—	—	10,161
Other operating income	9,073	7,228	1,845	—	—
Facility operating expense	(2,129,800)	(1,279,382)	(850,418)	—	—
Combined Segment Operating Income	746,704	402,949	333,594	—	10,161
General and administrative expense [3]	(163,017)	(88,856)	(62,705)	—	(11,456)
Cash facility operating lease payments	(248,149)	—	(242,963)	(5,186)	—
Adjusted EBITDA [4]	**335,538**	**314,093**	**27,926**	**(5,186)**	**(1,295)**
Transaction and Organizational Restructuring Costs	(3,892)	—	—	(3,892)	—
Interest expense, net	(208,576)	(209,772)	(20,826)	22,022	—
Payment of financing lease obligations	(8,473)	—	(7,714)	(759)	—
Changes in working capital [5]	30,803	—	—	30,803	—
Non-Development Capital Expenditures, net	(216,511)	(108,075)	(53,608)	(54,828)	—
Property and casualty insurance proceeds	24,704	—	—	24,704	—
Other	(1,224)	—	—	(1,224)	—
Adjusted Free Cash Flow	**$ (47,631)**	**$ (3,754)**	**$ (54,222)**	**$ 11,640**	**$ (1,295)**

(1) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $0.6 million and $3.2 million, for the fourth quarter of 2023 and the full year 2023, respectively.
(2) All Other primarily includes communities operated by the Company pursuant to management agreements.
(3) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(4) Adjusted EBITDA includes government grants recognized as presented in other operating income.
(5) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Total Senior Housing and All Other												
Revenue [1]	$ 640,303	$ 643,717	$ 653,215	$ 660,314	$ 2,597,549	$ 715,981	$ 712,671	$ 719,689	$ 719,090	$ 2,867,431	8.9%	10.4%
Other operating income	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073	(100.0)%	(88.7)%
Combined Segment Operating Income	$ 127,915	$ 138,464	$ 194,464	$ 133,570	$ 594,413	$ 187,502	$ 185,675	$ 184,901	$ 188,626	$ 746,704	41.2%	25.6%
Combined segment operating margin	*20.0%*	*21.2%*	*27.0%*	*20.1%*	*22.2%*	*26.1%*	*25.9%*	*25.6%*	*26.2%*	*26.0%*	*610 bps*	*380 bps*
Combined segment adjusted operating margin [2]	*19.9%*	*20.2%*	*19.6%*	*19.5%*	*19.8%*	*25.9%*	*25.5%*	*25.3%*	*26.2%*	*25.7%*	*670 bps*	*590 bps*
Senior Housing Segments (see page 7)												
Revenue	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$ 2,857,270	8.9%	10.5%
Other operating income	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073	(100.0)%	(88.7)%
Senior Housing Operating Income	$ 124,586	$ 135,135	$ 191,497	$ 131,175	$ 582,393	$ 184,925	$ 183,165	$ 182,335	$ 186,118	$ 736,543	41.9%	26.5%
Operating margin	*19.5%*	*20.8%*	*26.7%*	*19.8%*	*21.8%*	*25.8%*	*25.6%*	*25.3%*	*26.0%*	*25.7%*	*620 bps*	*390 bps*
Adjusted operating margin [2]	*19.5%*	*19.8%*	*19.2%*	*19.2%*	*19.4%*	*25.6%*	*25.2%*	*25.1%*	*26.0%*	*25.5%*	*680 bps*	*610 bps*
Number of communities (period end)	645	641	641	641	641	641	641	641	622	622	(3.0)%	(3.0)%
Total Average Units	52,586	52,368	52,158	52,166	52,320	52,177	52,030	51,960	51,672	51,960	(0.9)%	(0.7)%
RevPAR	$ 4,032	$ 4,071	$ 4,150	$ 4,199	$ 4,113	$ 4,551	$ 4,544	$ 4,596	$ 4,619	$ 4,577	10.0%	11.3%
Weighted average occupancy	73.4%	74.6%	76.4%	77.1%	75.4%	76.3%	76.5%	77.6%	78.4%	77.2%	130 bps	180 bps
RevPOR	$ 5,493	$ 5,459	$ 5,432	$ 5,446	$ 5,457	$ 5,963	$ 5,939	$ 5,919	$ 5,889	$ 5,927	8.1%	8.6%
All Other												
All Other Segment Operating Income (comprised solely of management fees)	$ 3,329	$ 3,329	$ 2,967	$ 2,395	$ 12,020	$ 2,577	$ 2,510	$ 2,566	$ 2,508	$ 10,161	4.7%	(15.5)%
Resident fee revenue under management [3]	$ 52,898	$ 54,284	$ 52,712	$ 50,758	$ 210,652	$ 54,820	$ 53,373	$ 54,246	$ 53,459	$ 215,898	5.3%	2.5%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) Not included in consolidated reported amounts.

6

Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Independent Living												
Revenue	$ 124,404	$ 125,578	$ 128,106	$ 129,705	$ 507,793	$ 140,602	$ 140,670	$ 141,234	$ 141,506	$ 564,012	9.1%	11.1%
Other operating income	$ 2	$ 1,159	$ 9,520	$ 225	$ 10,906	$ 54	$ 218	$ 215	$ —	$ 487	(100.0)%	(95.5)%
Segment Operating Income	$ 37,684	$ 38,709	$ 46,395	$ 36,162	$ 158,950	$ 46,833	$ 46,361	$ 44,702	$ 46,749	$ 184,645	29.3%	16.2%
Segment operating margin	*30.3%*	*30.5%*	*33.7%*	*27.8%*	*30.6%*	*33.3%*	*32.9%*	*31.6%*	*33.0%*	*32.7%*	*520 bps*	*210 bps*
Segment adjusted operating margin (1)	*30.3%*	*29.9%*	*28.8%*	*27.7%*	*29.2%*	*33.3%*	*32.8%*	*31.5%*	*33.0%*	*32.7%*	*530 bps*	*350 bps*
Number of communities (period end)	68	68	68	68	68	68	68	68	68	68	—%	—%
Total Average Units	12,568	12,569	12,569	12,569	12,569	12,571	12,573	12,569	12,562	12,569	(0.1)%	—%
RevPAR	$ 3,299	$ 3,330	$ 3,397	$ 3,440	$ 3,367	$ 3,728	$ 3,729	$ 3,746	$ 3,755	$ 3,739	9.2%	11.0%
Weighted average occupancy	74.6%	76.0%	78.3%	79.1%	77.0%	78.6%	78.9%	79.6%	80.3%	79.4%	120 bps	240 bps
RevPOR	$ 4,423	$ 4,380	$ 4,337	$ 4,348	$ 4,371	$ 4,741	$ 4,727	$ 4,705	$ 4,674	$ 4,711	7.5%	7.8%
Assisted Living and Memory Care												
Revenue	$ 432,132	$ 434,454	$ 442,097	$ 446,409	$ 1,755,092	$ 486,777	$ 486,523	$ 494,014	$ 493,118	$ 1,960,432	10.5%	11.7%
Other operating income	$ 356	$ 6,412	$ 49,721	$ 4,141	$ 60,630	$ 2,027	$ 3,763	$ 2,218	$ —	$ 8,008	(100.0)%	(86.8)%
Segment Operating Income	$ 76,863	$ 87,588	$ 130,039	$ 85,468	$ 379,958	$ 124,593	$ 124,616	$ 126,731	$ 126,377	$ 502,317	47.9%	32.2%
Segment operating margin	*17.8%*	*19.9%*	*26.4%*	*19.0%*	*20.9%*	*25.5%*	*25.4%*	*25.5%*	*25.6%*	*25.5%*	*660 bps*	*460 bps*
Segment adjusted operating margin (1)	*17.7%*	*18.7%*	*18.2%*	*18.2%*	*18.2%*	*25.2%*	*24.8%*	*25.2%*	*25.6%*	*25.2%*	*740 bps*	*700 bps*
Number of communities (period end)	558	554	554	554	554	554	555	555	537	537	(3.1)%	(3.1)%
Total Average Units	34,817	34,598	34,398	34,406	34,555	34,414	34,442	34,480	34,319	34,414	(0.3)%	(0.4)%
RevPAR	$ 4,136	$ 4,183	$ 4,281	$ 4,322	$ 4,230	$ 4,710	$ 4,703	$ 4,769	$ 4,784	$ 4,741	10.7%	12.1%
Weighted average occupancy	73.0%	74.2%	76.2%	76.8%	75.1%	75.9%	76.3%	77.6%	78.2%	77.0%	140 bps	190 bps
RevPOR	$ 5,665	$ 5,636	$ 5,621	$ 5,623	$ 5,636	$ 6,204	$ 6,164	$ 6,148	$ 6,117	$ 6,158	8.8%	9.3%
CCRCs												
Revenue	$ 80,438	$ 80,356	$ 80,045	$ 81,805	$ 322,644	$ 86,025	$ 82,968	$ 81,875	$ 81,958	$ 332,826	0.2%	3.2%
Other operating income	$ 18	$ 840	$ 7,518	$ 557	$ 8,933	$ 247	$ 141	$ 190	$ —	$ 578	(100.0)%	(93.5)%
Segment Operating Income	$ 10,039	$ 8,838	$ 15,063	$ 9,545	$ 43,485	$ 13,499	$ 12,188	$ 10,902	$ 12,992	$ 49,581	36.1%	14.0%
Segment operating margin	*12.5%*	*10.9%*	*17.2%*	*11.6%*	*13.1%*	*15.6%*	*14.7%*	*13.3%*	*15.9%*	*14.9%*	*430 bps*	*180 bps*
Segment adjusted operating margin (1)	*12.5%*	*10.0%*	*9.4%*	*11.0%*	*10.7%*	*15.4%*	*14.5%*	*13.1%*	*15.9%*	*14.7%*	*490 bps*	*400 bps*
Number of communities (period end)	19	19	19	19	19	19	18	18	17	17	(10.5)%	(10.5)%
Total Average Units	5,201	5,201	5,191	5,191	5,196	5,192	5,015	4,911	4,791	4,977	(7.7)%	(4.2)%
RevPAR	$ 5,109	$ 5,115	$ 5,105	$ 5,221	$ 5,138	$ 5,490	$ 5,500	$ 5,557	$ 5,702	$ 5,560	9.2%	8.2%
Weighted average occupancy	73.2%	73.4%	73.3%	73.8%	73.4%	73.4%	72.0%	73.2%	75.0%	73.4%	120 bps	0 bps
RevPOR	$ 6,976	$ 6,970	$ 6,966	$ 7,073	$ 6,997	$ 7,482	$ 7,636	$ 7,594	$ 7,599	$ 7,576	7.4%	8.3%

(1) Excludes other operating income.

7

Senior Housing: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Revenue	$ 606,632	$ 612,480	$ 624,871	$ 632,636	$ 2,476,619	$ 686,132	$ 685,306	$ 692,169	$ 695,011	$ 2,758,618	9.9%	11.4%
Other operating income	358	8,027	63,140	4,805	76,330	2,271	4,076	2,382	—	8,729	(100.0)%	(88.6)%
Revenue and other operating income	606,990	620,507	688,011	637,441	2,552,949	688,403	689,382	694,551	695,011	2,767,347	9.0%	8.4%
Community Labor Expense	(328,006)	(328,886)	(332,455)	(333,760)	(1,323,107)	(331,730)	(333,728)	(336,903)	(336,017)	(1,338,378)	(0.7)%	(1.2)%
Other facility operating expense	(159,371)	(160,377)	(169,332)	(166,075)	(655,155)	(174,798)	(175,096)	(179,146)	(176,538)	(705,578)	(6.3)%	(7.7)%
Facility operating expense[(2)]	(487,377)	(489,263)	(501,787)	(499,835)	(1,978,262)	(506,528)	(508,824)	(516,049)	(512,555)	(2,043,956)	(2.5)%	(3.3)%
Same Community Operating Income	**$ 119,613**	**$ 131,244**	**$ 186,224**	**$ 137,606**	**$ 574,687**	**$ 181,875**	**$ 180,558**	**$ 178,502**	**$ 182,456**	**$ 723,391**	**32.6%**	**25.9%**
Same Community adjusted operating income[(3)]	**$ 119,255**	**$ 123,217**	**$ 123,084**	**$ 132,801**	**$ 498,357**	**$ 179,604**	**$ 176,482**	**$ 176,120**	**$ 182,456**	**$ 714,662**	**37.4%**	**43.4%**
Same Community operating margin	*19.7%*	*21.2%*	*27.1%*	*21.6%*	*22.5%*	*26.4%*	*26.2%*	*25.7%*	*26.3%*	*26.1%*	*470 bps*	*360 bps*
Same Community adjusted operating margin[(3)]	*19.7%*	*20.1%*	*19.7%*	*21.0%*	*20.1%*	*26.2%*	*25.8%*	*25.4%*	*26.3%*	*25.9%*	*530 bps*	*580 bps*
Total Average Units	50,219	50,221	50,209	50,210	50,215	50,211	50,213	50,208	50,204	50,209	—%	—%
RevPAR	$ 4,027	$ 4,065	$ 4,148	$ 4,200	$ 4,110	$ 4,555	$ 4,549	$ 4,595	$ 4,615	$ 4,579	9.9%	11.4%
Weighted average occupancy	73.4%	74.7%	76.6%	77.3%	75.5%	76.5%	76.8%	77.9%	78.6%	77.4%	*130 bps*	*190 bps*
RevPOR	$ 5,483	$ 5,443	$ 5,418	$ 5,434	$ 5,443	$ 5,952	$ 5,926	$ 5,901	$ 5,873	$ 5,912	8.1%	8.6%

Same Community Operating Income[(2)] / Adjusted Operating Income[(3)]
($ in millions)



Same Community Other Operating Income
Same Community Adjusted Operating Income
$119.6
$131.2
$186.2
$137.6
$181.9
$180.6
$178.5
$182.5
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023

Same Community RevPAR / Weighted Average Occupancy



RevPAR
Weighted Average Occupancy
73.4%
74.7%
76.6%
77.3%
76.5%
76.8%
77.9%
78.6%
$4,027
$4,065
$4,148
$4,200
$4,555
$4,549
$4,595
$4,615
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023

(1) Same Community portfolio reflects 612 communities which represents 98.4% of the Company's total consolidated communities.
(2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, net of related insurance recoveries, of $0.1 million and $7.7 million for the full year 2023 and 2022, respectively.
(3) Excludes other operating income.

8

Senior Housing Segments: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Independent Living												
Revenue	$ 124,404	$ 125,578	$ 128,106	$ 129,705	$ 507,793	$ 140,602	$ 140,670	$ 141,234	$ 141,506	$ 564,012	9.1%	11.1%
Other operating income	2	1,159	9,520	225	10,906	54	218	215	—	487	(100.0)%	(95.5)%
Community Labor Expense	(51,787)	(53,229)	(53,865)	(55,084)	(213,965)	(54,936)	(55,093)	(55,800)	(55,283)	(221,112)	(0.4)%	(3.3)%
Other facility operating expense	(35,015)	(34,817)	(37,300)	(36,978)	(144,110)	(38,688)	(39,612)	(41,108)	(39,491)	(158,899)	(6.8)%	(10.3)%
Facility operating expense	(86,802)	(88,046)	(91,165)	(92,062)	(358,075)	(93,624)	(94,705)	(96,908)	(94,774)	(380,011)	(2.9)%	(6.1)%
Same Community Operating Income	$ 37,604	$ 38,691	$ 46,461	$ 37,868	$ 160,624	$ 47,032	$ 46,183	$ 44,541	$ 46,732	$ 184,488	23.4%	14.9%
Same Community operating margin	*30.2%*	*30.5%*	*33.8%*	*29.1%*	*31.0%*	*33.4%*	*32.8%*	*31.5%*	*33.0%*	*32.7%*	*390 bps*	*170 bps*
Same Community adjusted operating margin (2)	*30.2%*	*29.9%*	*28.8%*	*29.0%*	*29.5%*	*33.4%*	*32.7%*	*31.4%*	*33.0%*	*32.6%*	*400 bps*	*310 bps*
Total Average Units	12,568	12,569	12,569	12,569	12,569	12,571	12,573	12,569	12,562	12,569	(0.1)%	—%
RevPAR	$ 3,299	$ 3,330	$ 3,397	$ 3,440	$ 3,367	$ 3,728	$ 3,729	$ 3,746	$ 3,755	$ 3,739	9.2%	11.0%
Weighted average occupancy	74.6%	76.0%	78.3%	79.1%	77.0%	78.6%	78.9%	79.6%	80.3%	79.4%	120 bps	240 bps
RevPOR	$ 4,423	$ 4,380	$ 4,337	$ 4,348	$ 4,371	$ 4,741	$ 4,727	$ 4,705	$ 4,674	$ 4,711	7.5%	7.8%
Assisted Living and Memory Care												
Revenue	$ 414,687	$ 419,052	$ 428,943	$ 433,156	$ 1,695,838	$ 471,847	$ 470,749	$ 477,537	$ 478,638	$ 1,898,771	10.5%	12.0%
Other operating income	356	6,184	47,330	4,118	57,988	2,008	3,725	2,129	—	7,862	(100.0)%	(86.4)%
Community Labor Expense	(235,155)	(233,785)	(236,707)	(236,946)	(942,593)	(234,840)	(235,956)	(238,344)	(237,603)	(946,743)	(0.3)%	(0.4)%
Other facility operating expense	(106,190)	(106,606)	(113,035)	(109,567)	(435,398)	(116,945)	(116,292)	(118,257)	(117,434)	(468,928)	(7.2)%	(7.7)%
Facility operating expense	(341,345)	(340,391)	(349,742)	(346,513)	(1,377,991)	(351,785)	(352,248)	(356,601)	(355,037)	(1,415,671)	(2.5)%	(2.7)%
Same Community Operating Income	$ 73,698	$ 84,845	$ 126,531	$ 90,761	$ 375,835	$ 122,070	$ 122,226	$ 123,065	$ 123,601	$ 490,962	36.2%	30.6%
Same Community operating margin	*17.8%*	*20.0%*	*26.6%*	*20.8%*	*21.4%*	*25.8%*	*25.8%*	*25.7%*	*25.8%*	*25.8%*	*500 bps*	*440 bps*
Same Community adjusted operating margin (2)	*17.7%*	*18.8%*	*18.5%*	*20.0%*	*18.7%*	*25.4%*	*25.2%*	*25.3%*	*25.8%*	*25.4%*	*580 bps*	*670 bps*
Total Average Units	33,327	33,328	33,326	33,327	33,327	33,326	33,326	33,325	33,327	33,326	—%	—%
RevPAR	$ 4,148	$ 4,191	$ 4,290	$ 4,332	$ 4,240	$ 4,720	$ 4,709	$ 4,777	$ 4,787	$ 4,748	10.5%	12.0%
Weighted average occupancy	73.0%	74.3%	76.2%	76.9%	75.1%	76.0%	76.3%	77.6%	78.3%	77.1%	140 bps	200 bps
RevPOR	$ 5,685	$ 5,644	$ 5,630	$ 5,632	$ 5,646	$ 6,211	$ 6,169	$ 6,153	$ 6,117	$ 6,162	8.6%	9.1%
CCRCs												
Revenue	$ 67,541	$ 67,850	$ 67,822	$ 69,775	$ 272,988	$ 73,683	$ 73,887	$ 73,398	$ 74,867	$ 295,835	7.3%	8.4%
Other operating income	—	684	6,290	462	7,436	209	133	38	—	380	(100.0)%	(94.9)%
Community Labor Expense	(41,064)	(41,872)	(41,883)	(41,730)	(166,549)	(41,954)	(42,679)	(42,759)	(43,131)	(170,523)	(3.4)%	(2.4)%
Other facility operating expense	(18,166)	(18,954)	(18,997)	(19,530)	(75,647)	(19,165)	(19,192)	(19,781)	(19,613)	(77,751)	(0.4)%	(2.8)%
Facility operating expense	(59,230)	(60,826)	(60,880)	(61,260)	(242,196)	(61,119)	(61,871)	(62,540)	(62,744)	(248,274)	(2.4)%	(2.5)%
Same Community Operating Income	$ 8,311	$ 7,708	$ 13,232	$ 8,977	$ 38,228	$ 12,773	$ 12,149	$ 10,896	$ 12,123	$ 47,941	35.0%	25.4%
Same Community operating margin	*12.3%*	*11.2%*	*17.9%*	*12.8%*	*13.6%*	*17.3%*	*16.4%*	*14.8%*	*16.2%*	*16.2%*	*340 bps*	*260 bps*
Same Community adjusted operating margin (2)	*12.3%*	*10.4%*	*10.2%*	*12.2%*	*11.3%*	*17.1%*	*16.3%*	*14.8%*	*16.2%*	*16.1%*	*400 bps*	*480 bps*
Total Average Units	4,324	4,324	4,314	4,314	4,319	4,314	4,314	4,314	4,315	4,314	—%	(0.1)%
RevPAR	$ 5,207	$ 5,231	$ 5,240	$ 5,391	$ 5,267	$ 5,693	$ 5,709	$ 5,671	$ 5,783	$ 5,714	7.3%	8.5%
Weighted average occupancy	73.7%	74.1%	74.2%	74.8%	74.2%	74.5%	74.0%	74.8%	75.8%	74.8%	100 bps	60 bps
RevPOR	$ 7,063	$ 7,059	$ 7,067	$ 7,210	$ 7,100	$ 7,638	$ 7,712	$ 7,584	$ 7,626	$ 7,639	5.8%	7.6%

(1) Same Community portfolio reflects 68 Independent Living communities, 528 Assisted Living and Memory Care communities, and 16 CCRCs.
(2) Excludes other operating income.

9

Senior Housing Owned Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Revenue	$ 370,337	$ 374,231	$ 379,913	$ 386,244	$ 1,510,725	$ 418,624	$ 416,298	$ 420,351	$ 419,830	$ 1,675,103	8.7%	10.9%
Other operating income	300	5,240	38,372	3,670	47,582	1,885	3,515	1,828	—	7,228	(100.0)%	(84.8)%
Facility operating expense	(304,715)	(307,694)	(314,480)	(319,835)	(1,246,724)	(319,727)	(318,572)	(322,472)	(318,611)	(1,279,382)	0.4%	(2.6)%
Owned Portfolio Operating Income	**$ 65,922**	**$ 71,777**	**$103,805**	**$ 70,079**	**$ 311,583**	**$100,782**	**$101,241**	**$ 99,707**	**$101,219**	**$ 402,949**	**44.4%**	**29.3%**
Owned Portfolio operating margin	*17.8%*	*18.9%*	*24.8%*	*18.0%*	*20.0%*	*24.0%*	*24.1%*	*23.6%*	*24.1%*	*24.0%*	*610 bps*	*400 bps*
Owned Portfolio adjusted operating margin [(1)]	*17.7%*	*17.8%*	*17.2%*	*17.2%*	*17.5%*	*23.6%*	*23.5%*	*23.3%*	*24.1%*	*23.6%*	*690 bps*	*610 bps*
Additional Information												
Interest expense: property level and corporate debt	$ (33,157)	$ (35,693)	$ (41,330)	$ (47,689)	$ (157,869)	$ (50,315)	$ (52,256)	$ (53,413)	$ (53,788)	$ (209,772)	(12.8)%	(32.9)%
Community level capital expenditures, net (see page 13)	$ (20,907)	$ (25,934)	$ (24,568)	$ (20,341)	$ (91,750)	$ (27,135)	$ (32,882)	$ (23,066)	$ (24,992)	$ (108,075)	(22.9)%	(17.8)%
Number of communities (period end)	347	346	346	346	346	346	346	346	345	345	(0.3)%	(0.3)%
Total Average Units	31,635	31,694	31,588	31,596	31,629	31,597	31,446	31,380	31,264	31,422	(1.1)%	(0.7)%
RevPAR	$ 3,893	$ 3,928	$ 3,999	$ 4,066	$ 3,971	$ 4,405	$ 4,404	$ 4,458	$ 4,470	$ 4,434	9.9%	11.7%
Weighted average occupancy	72.5%	73.6%	75.4%	76.4%	74.5%	75.8%	75.8%	77.0%	77.6%	76.5%	120 bps	200 bps
RevPOR	$ 5,370	$ 5,333	$ 5,301	$ 5,324	$ 5,332	$ 5,814	$ 5,808	$ 5,790	$ 5,759	$ 5,793	8.2%	8.6%

Interest Coverage for the twelve months ended December 31, 2023	1.47x
Net Debt as of December 31, 2023 (see page 15)	$3,385,762

(1) Excludes other operating income.

10

Senior Housing Leased Portfolio

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Revenue	$ 266,637	$ 266,157	$ 270,335	$ 271,675	$ 1,074,804	$ 294,780	$ 293,863	$ 296,772	$ 296,752	$ 1,182,167	9.2%	10.0%
Other operating income	76	3,171	28,387	1,253	32,887	443	607	795	—	1,845	(100.0)%	(94.4)%
Facility operating expense	(208,049)	(205,970)	(211,030)	(211,832)	(836,881)	(211,080)	(212,546)	(214,939)	(211,853)	(850,418)	—%	(1.6)%
Leased Portfolio Operating Income	**$ 58,664**	**$ 63,358**	**$ 87,692**	**$ 61,096**	**$ 270,810**	**$ 84,143**	**$ 81,924**	**$ 82,628**	**$ 84,899**	**$ 333,594**	**39.0%**	**23.2%**
Leased Portfolio operating margin	*22.0%*	*23.5%*	*29.4%*	*22.4%*	*24.4%*	*28.5%*	*27.8%*	*27.8%*	*28.6%*	*28.2%*	*620 bps*	*380 bps*
Leased Portfolio adjusted operating margin [(1)]	*22.0%*	*22.6%*	*21.9%*	*22.0%*	*22.1%*	*28.4%*	*27.7%*	*27.6%*	*28.6%*	*28.1%*	*660 bps*	*600 bps*
Additional Information												
Cash facility lease payments on leased portfolio (see page 14)	$ (65,509)	$ (65,582)	$ (65,632)	$ (66,197)	$ (262,920)	$ (67,572)	$ (67,888)	$ (68,019)	$ (68,024)	$ (271,503)	(2.8)%	(3.3)%
Community level capital expenditures, net (see page 13)	$ (12,572)	$ (12,503)	$ (13,128)	$ (8,773)	$ (46,976)	$ (14,734)	$ (17,010)	$ (14,715)	$ (7,149)	$ (53,608)	18.5%	(14.1)%
Number of communities (period end)	298	295	295	295	295	295	295	295	277	277	(6.1)%	(6.1)%
Total Average Units	20,951	20,674	20,570	20,570	20,691	20,580	20,584	20,580	20,408	20,538	(0.8)%	(0.7)%
RevPAR	$ 4,242	$ 4,291	$ 4,381	$ 4,402	$ 4,329	$ 4,775	$ 4,759	$ 4,807	$ 4,847	$ 4,797	10.1%	10.8%
Weighted average occupancy	74.8%	76.0%	77.9%	78.2%	76.7%	77.2%	77.6%	78.6%	79.7%	78.3%	150 bps	160 bps
RevPOR	$ 5,672	$ 5,646	$ 5,626	$ 5,630	$ 5,643	$ 6,188	$ 6,134	$ 6,112	$ 6,083	$ 6,129	8.0%	8.6%

Lease Coverage for the twelve months ended December 31, 2023	0.98x
Operating and financing lease obligations as of December 31, 2023 (see page 20)[(2)]	$ 993,190

Facility Lease Maturity Information (Leased Portfolio as of December 31, 2023)

Initial Lease Maturities	Community Count	Total Units	Cash Facility Lease Payments [(3)]
2024	6	857	$ 15,416
2025	122	10,331	$ 109,630
2026	2	153	$ 1,620
2027	24	2,555	$ 48,226
2028	12	1,344	$ 23,581
Thereafter	111	4,604	$ 67,209
Total	277	19,844	$ 265,682

(1) Excludes other operating income.
(2) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.
(3) Cash facility lease payments for the twelve months ended December 31, 2023.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted ($ in 000s)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
G&A expense allocations [1]												
Senior Housing Owned Portfolio allocation	$ 21,938	$ 20,419	$ 20,311	$ 19,928	$ 82,596	$ 22,857	$ 23,027	$ 21,841	$ 21,131	$ 88,856	(6.0)%	(7.6)%
Senior Housing Leased Portfolio allocation	15,795	14,523	14,453	14,017	58,788	16,095	16,255	15,419	14,936	62,705	(6.6)%	(6.7)%
All Other allocation	3,135	2,962	2,818	2,619	11,534	2,995	2,952	2,818	2,691	11,456	(2.7)%	0.7%
Subtotal G&A expense allocations	40,868	37,904	37,582	36,564	152,918	41,947	42,234	40,078	38,758	163,017	(6.0)%	(6.6)%
Non-cash stock-based compensation expense	3,885	3,619	3,403	3,559	14,466	3,104	2,969	2,893	3,019	11,985	15.2%	17.2%
Transaction and Organizational Restructuring Costs	373	229	346	262	1,210	3,568	123	105	96	3,892	63.4%	NM
General and administrative expense	**$ 45,126**	**$ 41,752**	**$ 41,331**	**$ 40,385**	**$ 168,594**	**$ 48,619**	**$ 45,326**	**$ 43,076**	**$ 41,873**	**$ 178,894**	**(3.7)%**	**(6.1)%**

	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Resident fee revenue	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$ 2,857,270	8.9%	10.5%
Resident fee revenue under management [2]	52,898	54,284	52,712	50,758	210,652	54,820	53,373	54,246	53,459	215,898	5.3%	2.5%
Total (consolidated and under management) [2]	$ 689,872	$ 694,672	$ 702,960	$ 708,677	$ 2,796,181	$ 768,224	$ 763,534	$ 771,369	$ 770,041	$ 3,073,168	8.7%	9.9%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)												
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.9%*	*5.5%*	*5.3%*	*5.2%*	*5.5%*	*5.5%*	*5.5%*	*5.2%*	*5.0%*	*5.3%*	20 bps	20 bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*6.5%*	*6.0%*	*5.9%*	*5.7%*	*6.0%*	*6.3%*	*5.9%*	*5.6%*	*5.4%*	*5.8%*	30 bps	20 bps

(1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.
(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, per average unit)		2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Community level capital expenditures, including allocations [1]													
Senior Housing Owned Portfolio		$ 20,907	$ 25,934	$ 24,568	$ 20,341	$ 91,750	$ 27,135	$ 32,882	$ 23,066	$ 24,992	$ 108,075	(22.9)%	(17.8)%
Senior Housing Leased Portfolio		12,572	12,503	13,128	8,773	46,976	14,734	17,010	14,715	7,149	53,608	18.5%	(14.1)%
Community level capital expenditures, net	(A)	33,479	38,437	37,696	29,114	138,726	41,869	49,892	37,781	32,141	161,683	(10.4)%	(16.5)%
Corporate capital expenditures [2]		5,847	7,249	6,123	10,221	29,440	21,043	14,923	9,467	9,395	54,828	8.1%	(86.2)%
Non-Development Capital Expenditures, net [1]		**39,326**	**45,686**	**43,819**	**39,335**	**168,166**	**62,912**	**64,815**	**47,248**	**41,536**	**216,511**	**(5.6)%**	**(28.7)%**
Development Capital Expenditures, net		861	1,829	1,667	1,836	6,193	519	385	405	453	1,762	75.3%	71.5%
Total capital expenditures, net [1]		**40,187**	**47,515**	**45,486**	**41,171**	**174,359**	**63,431**	**65,200**	**47,653**	**41,989**	**218,273**	**(2.0)%**	**(25.2)%**
Property and casualty insurance proceeds		—	—	—	—	—	(6,422)	(2,367)	(10,747)	(5,168)	(24,704)	NM	NM
Total capital expenditures, net of property and casualty insurance proceeds received [1]		**$ 40,187**	**$ 47,515**	**$ 45,486**	**$ 41,171**	**$174,359**	**$ 57,009**	**$ 62,833**	**$ 36,906**	**$ 36,821**	**$193,569**	**10.6%**	**(11.0)%**
Capital Expenditures Reconciliation to Statements of Cash Flow													
Total capital expenditures, net [1]		$ 40,187	$ 47,515	$ 45,486	$ 41,171	$ 174,359	$ 63,431	$ 65,200	$ 47,653	$ 41,989	$ 218,273		
Lessor reimbursements: non-development capital expenditures	(C)	4,697	7,136	7,094	6,723	25,650	2,244	—	—	8,075	10,319		
Change in related payables		(4,928)	2,244	1,141	(1,542)	(3,085)	(15,975)	(5,075)	17,222	8,441	4,613		
Total cash paid for capital expenditures		**$ 39,956**	**$ 56,895**	**$ 53,721**	**$ 46,352**	**$196,924**	**$ 49,700**	**$ 60,125**	**$ 64,875**	**$ 58,505**	**$233,205**	**(26.2)%**	**(18.4)%**
Senior Housing Total Average Units	(B)	52,586	52,368	52,158	52,166	52,320	52,177	52,030	51,960	51,672	51,960	(0.9)%	(0.7)%
Community level capital expenditures, net, per average unit	(A/B)	$ 637	$ 734	$ 723	$ 558	$ 2,651	$ 802	$ 959	$ 727	$ 622	$ 3,112	(11.5)%	(17.4)%
Community level capital expenditures, per average unit (including lessor reimbursements for non-development capital expenditures)	((A+C)/B)					$ 3,142					$ 3,310		(5.3%)

(1) Amounts are presented net of lessor reimbursements.

(2) Includes remediation costs at communities resulting from natural disasters of $9.7 million and $28.8 million for the full year 2022 and 2023, respectively. A portion of such costs are reimbursable under the Company's property and casualty insurance policies.

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Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	4Q23 vs 4Q22 B(W)	Full Year 23 vs 22 B(W)
Operating Lease Obligations												
Facility operating lease expense	$ 41,564	$ 41,538	$ 41,317	$ 40,875	$ 165,294	$ 46,127	$ 50,512	$ 53,145	$ 52,626	$ 202,410		
Operating lease expense adjustment	8,307	8,308	8,714	9,567	34,896	10,805	11,557	11,458	11,919	45,739		
Cash facility operating lease payments [1]	49,871	49,846	50,031	50,442	200,190	56,932	62,069	64,603	64,545	248,149	(28.0)%	(24.0)%
Financing Lease Obligations												
Interest expense: financing lease obligations	12,058	11,994	11,916	12,093	48,061	6,552	5,453	4,950	4,995	21,950		
Payment of financing lease obligations	5,490	5,610	5,506	5,615	22,221	5,852	2,126	244	251	8,473		
Cash financing lease payments [1]	17,548	17,604	17,422	17,708	70,282	12,404	7,579	5,194	5,246	30,423	70.4%	56.7%
Total cash facility lease payments [2]	**$ 67,419**	**$ 67,450**	**$ 67,453**	**$ 68,150**	**$ 270,472**	**$ 69,336**	**$ 69,648**	**$ 69,797**	**$ 69,791**	**$ 278,572**	**(2.4)%**	**(3.0)%**
Interest Expense Reconciliation to Income Statement												
Interest expense: financing lease obligations	$ 12,058	$ 11,994	$ 11,916	$ 12,093	$ 48,061	$ 6,552	$ 5,453	$ 4,950	$ 4,995	$ 21,950	58.7%	54.3%
Interest income	(95)	(778)	(2,192)	(3,870)	(6,935)	(5,326)	(6,115)	(6,323)	(5,382)	(23,146)	39.1%	NM
Interest expense: debt	33,157	35,693	41,330	47,689	157,869	50,315	52,256	53,413	53,788	209,772	(12.8)%	(32.9)%
Interest expense, net	45,120	46,909	51,054	55,912	198,995	51,541	51,594	52,040	53,401	208,576	4.5%	(4.8)%
Amortization of deferred financing costs	1,542	1,520	1,528	1,856	6,446	1,940	1,899	1,910	1,947	7,696		
Change in fair value of derivatives	(3,403)	(973)	(4,901)	1,618	(7,659)	904	(5,173)	(861)	3,986	(1,144)		
Interest income	95	778	2,192	3,870	6,935	5,326	6,115	6,323	5,382	23,146		
Interest expense per income statement	**$ 43,354**	**$ 48,234**	**$ 49,873**	**$ 63,256**	**$ 204,717**	**$ 59,711**	**$ 54,435**	**$ 59,412**	**$ 64,716**	**$ 238,274**	**(2.3)%**	**(16.4)%**

(1) Classification of amounts prospectively impacted by lease amendments in the fourth quarter of 2022 and second quarter of 2023 with no impact to total cash facility lease payments. See page 4.

(2) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

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Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$453
$439
$440
$405
$341
12/31/2022
03/31/2023
06/30/2023
09/30/2023
12/31/2023
Line of credit available to draw ($33 million as of December 31, 2023)
Cash and cash equivalents and marketable securities ($308 million as of December 31, 2023)

Leverage Ratio
($ in 000s)

Twelve Months Ended December 31, 2023		
Cash facility operating lease payments (see page 14)		(248,149)
Adjusted EBITDA		335,538
Cash financing lease payments (see page 14)		(30,423)
Adjusted EBITDA after cash financing lease payments	(A)	$ 305,115

As of December 31, 2023		
Debt[6]		$ 3,697,313
Cash and cash equivalents		(277,971)
Marketable securities		(29,755)
Restricted cash held as collateral against existing debt		(3,825)
Net Debt	(B)	3,385,762
Operating and financing lease obligations (see page 20) [7]		998,927
Adjusted Net Debt		$ 4,384,689
Annualized Leverage	(B/A)	**11.1 x**

Debt Structure [1] *($ in millions)*	Fixed Rate Maturities	Variable Rate Maturities	Recurring Principal Payments	Total	Weighted Rate [2]
2024	$ —	$ —	$ 49	$ 49	6.46 %
2025[3]	50	464	59	573	7.30 %
2026[4]	250	—	56	306	2.71 %
2027	509	409	43	961	6.00 %
2028	334	200	30	564	5.79 %
Thereafter	857	374	42	1,273	5.03 %
Total	**$ 2,000**	**$ 1,447**	**$ 279**	**$ 3,726**	**5.58 %**

As of December 31, 2023	Weighted Rate
Fixed rate debt [5]	4.32 %
Variable rate debt	7.74 %
Convertible senior notes	2.00 %
Total debt	5.58 %



Fixed rate debt [5]
$1,971
53%
Variable rate debt with interest rate caps and swaps
$1,425
38%
$230
6%
$100
3%
Variable rate debt - unhedged
Fixed rate convertible senior notes

(1) Amount excludes $29 million in deferred financing costs, net.

(2) Reflects rates as of December 31, 2023.

(3) Variable rate maturities include $320 million of mortgage debt with extension options to 2027.

(4) Fixed rate maturities include $230 million of 2.00% convertible senior notes.

(5) Excludes convertible senior notes.

(6) Includes the carrying amount of debt of which 91.9%, or $3.4 billion, represented non-recourse property-level mortgage financings.

(7) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

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16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

18 Appendix: Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non- GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated February 20, 2024 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

Appendix: Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations

	2022					2023				
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year
Net income (loss)	**$ (100,032)**	**$ (84,283)**	**$ (28,374)**	**$ (25,651)**	**$ (238,340)**	**$ (44,563)**	**$ (4,526)**	**$ (48,811)**	**$ (91,170)**	**$ (189,070)**
Provision (benefit) for income taxes	(1,976)	1,190	(300)	(473)	(1,559)	572	275	(1,876)	9,813	8,784
Equity in (earnings) loss of unconsolidated ventures	4,894	2,439	2,020	1,429	10,782	577	1,153	1,426	840	3,996
Loss (gain) on debt modification and extinguishment, net	—	—	—	1,357	1,357	—	—	—	2,702	2,702
Non-operating loss (gain) on sale of assets, net	294	(961)	56	16	(595)	—	(860)	—	(581)	(1,441)
Other non-operating (income) loss	27	111	(1,877)	(10,375)	(12,114)	(3,149)	(3,197)	(10,166)	(5,175)	(21,687)
Interest expense	43,354	48,234	49,873	63,256	204,717	59,711	54,435	59,412	64,716	238,274
Interest income	(95)	(778)	(2,192)	(3,870)	(6,935)	(5,326)	(6,115)	(6,323)	(5,382)	(23,146)
Income (loss) from operations	(53,534)	(34,048)	19,206	25,689	(42,687)	7,822	41,165	(6,338)	(24,237)	18,412
Depreciation and amortization	85,684	86,623	86,922	88,215	347,444	84,934	84,448	85,932	87,398	342,712
Asset impairment	9,075	2,599	5,688	12,256	29,618	—	520	9,086	30,966	40,572
Loss (gain) on sale of communities, net	—	—	—	(73,850)	(73,850)	—	(36,296)	—	—	(36,296)
Operating lease expense adjustment	(8,307)	(8,308)	(8,714)	(9,567)	(34,896)	(10,805)	(11,557)	(11,458)	(11,919)	(45,739)
Non-cash stock-based compensation expense	3,885	3,619	3,403	3,559	14,466	3,104	2,969	2,893	3,019	11,985
Transaction and Organizational Restructuring Costs	373	229	346	262	1,210	3,568	123	105	96	3,892
Adjusted EBITDA [1]	**$ 37,176**	**$ 50,714**	**$ 106,851**	**$ 46,564**	**$ 241,305**	**$ 88,623**	**$ 81,372**	**$ 80,220**	**$ 85,323**	**$ 335,538**
Interest expense: financing lease obligations	(12,058)	(11,994)	(11,916)	(12,093)	(48,061)	(6,552)	(5,453)	(4,950)	(4,995)	(21,950)
Payment of financing lease obligations	(5,490)	(5,610)	(5,506)	(5,615)	(22,221)	(5,852)	(2,126)	(244)	(251)	(8,473)
Adjusted EBITDA after cash financing lease payments	**$ 19,628**	**$ 33,110**	**$ 89,429**	**$ 28,856**	**$ 171,023**	**$ 76,219**	**$ 73,793**	**$ 75,026**	**$ 80,077**	**$ 305,115**
Other operating income	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073

(1) Adjusted EBITDA includes government grants and credits recognized in other operating income.

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20 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of December 31, 2023 Long-term debt (including current portion) $ 3,697,313 Cash and cash equivalents (277,971) Marketable securities (29,755) Cash held as collateral against existing debt (3,825) Net Debt 3,385,762 Operating and financing lease obligations 1,028,356 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (29,429) Adjusted Net Debt $ 4,384,689 Operating and financing lease obligations $ 1,028,356 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (29,429) Adjusted operating and financing lease obligations 998,927 Operating and financing lease obligations related to corporate office and information technology leases (5,737) Operating and financing lease obligations for Leased Portfolio $ 993,190 Appendix: Non-GAAP Financial Measures (continued)

Appendix: Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year
Net cash provided by (used in) operating activities	**$(23,255)**	**$ 11,577**	**$ 63,521**	**$(48,562)**	**$ 3,281**	**$ 24,042**	**$ 63,824**	**$ 45,763**	**$ 29,294**	**$ 162,923**
Net cash provided by (used in) investing activities	(36,163)	(43,838)	22,508	(9,936)	(67,429)	(62,019)	(41,891)	(31,837)	22,383	(113,364)
Net cash provided by (used in) financing activities	(403)	(17,690)	(19,754)	138,229	100,382	171	(50,093)	(19,232)	(105,285)	(174,439)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ (59,821)	$ (49,951)	$ 66,275	$ 79,731	$ 36,234	$ (37,806)	$ (28,160)	$ (5,306)	$ (53,608)	$ (124,880)
Net cash provided by (used in) operating activities	**$(23,255)**	**$ 11,577**	**$ 63,521**	**$(48,562)**	**$ 3,281**	**$ 24,042**	**$ 63,824**	**$ 45,763**	**$ 29,294**	**$ 162,923**
Distributions from unconsolidated ventures from cumulative share of net earnings	(561)	—	—	—	(561)	—	(430)	—	—	(430)
Changes in prepaid insurance premiums financed with notes payable	16,629	(5,377)	(5,700)	(5,552)	—	19,305	(6,301)	(6,474)	(6,530)	—
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(1,490)	(3,367)	(4,367)	(4,494)	(13,718)	(2,244)	—	—	(7,600)	(9,844)
Non-development capital expenditures, net	(39,326)	(45,686)	(43,819)	(39,335)	(168,166)	(62,912)	(64,815)	(47,248)	(41,536)	(216,511)
Property and casualty insurance proceeds	—	—	—	—	—	6,422	2,367	10,747	5,168	24,704
Payment of financing lease obligations	(5,490)	(5,610)	(5,506)	(5,615)	(22,221)	(5,852)	(2,126)	(244)	(251)	(8,473)
Adjusted Free Cash Flow [(1)]	**$(53,493)**	**$(48,463)**	**$ 4,129**	**$(103,558)**	**$(201,385)**	**$(21,239)**	**$ (7,481)**	**$ 2,544**	**$(21,455)**	**$ (47,631)**

[(1)] Adjusted Free Cash Flow includes:

	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year
Cash received - government grants and credits	$ 782	$ 4,593	$ 62,750	$ 1,409	$ 69,534	$ 13,354	$ 11,955	$ 2,690	$ 338	$ 28,337
Cash payments - deferred payroll taxes	$ —	$ —	$ —	$ (31,553)	$ (31,553)	$ —	$ —	$ —	$ —	$ —
Cash recouped - Medicare advances	$ (1,848)	$ (1,240)	$ —	$ —	$ (3,088)	$ —	$ —	$ —	$ —	$ —

Brookdale Senior Living Inc.
111 Westwood Place
Brentwood, TN 37027
(615) 221-2250
brookdale.com

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